UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2005



                             WINSTED HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
         (State or other jurisdiction of incorporation or organization)


       0-32333                                            65-0972865
(Commission File Number)                       (IRS Employer Identification No.)

5000 Birch Street, Suite 3000, Newport Beach,                92660
            California
     (principal executive offices)                         (Zip Code)

                                 (949) 476-3711
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Form 8-K Split (2).doc

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Effective June 23, 2005, Winsted Holdings, Inc. (the "Registrant") implemented a one for 1,500 reverse split of its issued and outstanding shares of common stock by filing Articles of Amendment to the Company's Articles of Incorporation with the Secretary of State of Florida (the "Reverse Split"). Following the Reverse Split, the number of issued and outstanding shares of the Registrant's common stock was reduced in accordance with the one for 1,500 Reverse Split ratio. The number of the Registrant's issued and outstanding preferred shares remained at 50,000,000, and the Registrant's common and preferred stock remained at no par value per share following the Reverse Split.

         Fractional shares which would otherwise be held by the stockholders of our common stock after the Reverse split will be rounded up to the next whole share. The Registrant will issue one new share of our common stock for each 1,500 shares of common stock held as of June 22, 2005. The Reverse Split reduced the number of holders of post-Reverse Split shares as compared to the number of holders of pre-Reverse Split shares to the extent that there were stockholders who held fewer than 1,500 shares prior to the Reverse Split. However, the intention of the Reverse Split was not to reduce the number of the Registrant's stockholders.

         The Registrant currently has no intention of going private, and the Reverse Split was not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Split does not increase the risk of the Registrant becoming a private company in the future.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         See Item 3.03 of this Current Report. The effective date of the filing of the Articles of Amendment to the Articles of Incorporation in connection with the Reverse Split was June 22, 2005, however, the Reverse Split did not become effective with the OTCBB system until June 23, 2005.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         The following exhibit is filed herewith:

  Exhibit No.       Identification of Exhibit
  -----------       -------------------------

         4.1 Articles of Amendment to the Articles of Incorporation filed effective June 22, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2005.                                 WINSTED HOLDINGS, INC.


                                                     By /s/ Mark Ellis
                                                     ---------------------------
                                                     Mark Ellis, President